UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2015 (October 1, 2014)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed, Vanguard Natural Resources, LLC (“Vanguard” or the “Company”), through its wholly-owned subsidiary, Vanguard Operating, LLC (“Vanguard Operating”), completed the acquisition of natural gas, oil and natural gas liquids assets in the Piceance Basin in Colorado on September 30, 2014 (the “Piceance Acquisition”).

This current report on Form 8-K/A (“Amendment No. 3”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Vanguard on October 1, 2014, as amended by the Current Report on Form 8-K/A filed with the SEC by Vanguard on November 3, 2014 (“Amendment No. 1”) and by the Current Report on Form 8-K/A filed with the SEC by Vanguard on February 12, 2015 (“Amendment No. 2”), in connection with the Piceance acquisition. The Current Report on Form 8-K filed on October 1, 2014 is being amended by this Amendment No. 3 to update the unaudited pro forma financial information provided related to the Piceance Acquisition, which has been prepared in accordance with Article 11 of Regulation S-X. No other amendments to the Form 8-K filing on October 1, 2014, as amended by Amendment No. 1 and Amendment No. 2, are being made by this Amendment No. 3.

References in this current report to “us,” “we,” “our,” the “Company,” “Vanguard” or “VNR” are to Vanguard Natural Resources, LLC and its subsidiaries.

Item 9.01. Financial Statements and Exhibits.

(b) The following unaudited combined pro forma financial information of the Company and the notes thereto are included in Exhibit 99.1 hereto and are incorporated herein by reference:

• Unaudited pro forma combined statement of operations for the year ended December 31, 2014;

(c) The summary pro forma combined oil, natural gas and natural gas liquids reserve data is included in Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC for the year ended December 31, 2014.

Exhibit 99.2	Summary Pro Forma Combined Oil, Natural Gas and Natural Gas Liquids Reserve Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
March 12, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC for the year ended December 31, 2014.

Exhibit 99.2	Summary Pro Forma Combined Oil, Natural Gas and Natural Gas Liquids Reserve Data.